Exhibit 10.1

Execution Version

AMENDMENT NO. 11 TO CREDIT AGREEMENT

AMENDMENT NO. 11, dated as of October 30, 2025 (this “Amendment”), to the Credit Agreement, dated as of December 16, 2020, among Legence Holdings LLC (f/k/a Refficiency Holdings LLC), a Delaware limited liability company (the “Borrower”), the other Guarantors party hereto, the lenders party thereto and Jefferies Finance LLC, as Administrative Agent (in such capacity, the “Administrative Agent”), Collateral Agent, Swing Line Lender and an L/C Issuer (as amended, restated, amended and restated, modified and supplemented from time to time prior to the date hereof, the “Credit Agreement” and as further amended by this Amendment, the “Amended Credit Agreement”); capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

WHEREAS, the Borrower has requested that certain amendments and modifications to the Credit Agreement be effected pursuant to Section 2.15 of the Credit Agreement, which permits the Borrower to obtain (x) Refinancing Term Loans (or Commitments in respect of Refinancing Term Loans) from Additional Amendment No. 11 Refinancing Term Lenders (as defined below) in respect of all or a portion of any existing Refinancing Term Loans and (y) Other Revolving Credit Commitments or Other Revolving Credit Loans from Additional Amendment No. 11 Refinancing Revolving Lenders (as defined below) in respect of all or a portion of any existing Revolving Credit Commitments or Revolving Credit Loans;

WHEREAS, in connection with the foregoing, it is intended that (a) the Borrower will amend and modify the Credit Agreement to incur Credit Agreement Refinancing Indebtedness consisting of Refinancing Term Loans in an aggregate principal amount of $797,772,183.54 (the “Amendment No. 11 Refinancing Term Loans”) on the Amendment No. 11 Effective Date (as defined below) and (b) the proceeds of the Amendment No. 11 Refinancing Term Loans will be used to replace all outstanding Initial Term Loans;

WHEREAS, in connection with the foregoing, it is intended that (a) the Borrower will amend and modify the Credit Agreement to incur Credit Agreement Refinancing Indebtedness consisting of Other Revolving Credit Commitments in an aggregate principal amount of $200,000,000.00 (the “Amendment No. 11 Refinancing Revolving Credit Commitments” and, together with the Amendment No. 11 Refinancing Term Loans, the “Amendment No. 11 Refinancing Facilities”, and the Loans thereunder, the “Amendment No. 11 Refinancing Loans”) on the Amendment No. 11 Effective Date and (b) the Amendment No. 11 Refinancing Revolving Credit Commitments will replace all Revolving Credit Commitments under the Credit Agreement immediately prior to giving effect to this Amendment;

WHEREAS, pursuant to Section 2.15(d) of the Credit Agreement, the Borrower, the Administrative Agent, the Additional Amendment No. 11 Refinancing Lenders (as defined below) and the L/C Issuers may enter into the Amendment without the consent of any other Agents or Lenders, and amend any other Loan Documents as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent and the Borrower, to effect the provisions of Section 2.15 of the Credit Agreement;

WHEREAS, each Lender holding Term Loans outstanding immediately prior to giving effect to this Amendment (the “Existing Term Loans”) that executes and delivers a consent to this Amendment substantially in the form of Exhibit A hereto (an “Amendment No. 11 Consent”) shall be deemed, upon effectiveness of this Amendment, to have consented to (x) the amendments to the Credit Agreement set forth herein, including, without limitation, the extension of the Maturity Date with respect to its outstanding Existing Term Loans, and (y) the continuation of all (or such lesser amount as allocated to such Lender by the Amendment No. 11 Lead Arrangers (as defined below) and notified to such Lender) of its outstanding Existing Term Loans as Amendment No. 11 Refinancing Term Loans (such continued Existing Term Loans, the “Continued Term Loans”), and Lenders consenting with Continued Term Loans, (the “Consenting Term Lenders”) in a principal amount equal to the aggregate principal amount of such Existing Term Loans, so continued (or such lesser amount as allocated to such Lender by the Amendment No. 11 Lead Arrangers);

WHEREAS, each Lender with Revolving Credit Commitments immediately prior to giving effect to this Amendment (the “Existing Revolving Credit Commitments”) that executes and delivers this Amendment shall be deemed, upon effectiveness of this Amendment, to have consented to (x) the amendments to the Credit Agreement set forth herein, including, without limitation, the reduction of the Applicable Rate and extension of the Maturity Date with respect to its outstanding Existing Revolving Credit Commitments, and (y) the continuation of all (or such other amount as allocated to such Lender by the Amendment No. 11 Lead Arrangers and notified to such Lender) of its outstanding Existing Revolving Credit Commitments as Amendment No. 11 Refinancing Revolving Credit Commitments (such continued Existing Revolving Credit Commitments, the “Continued Revolving Credit Commitments”), and Lenders consenting with Continued Revolving Credit Commitments, (the “Consenting Revolving Credit Lenders” and, together with the Consenting Term Lenders, the “Consenting Lenders”) in a principal amount equal to the aggregate principal amount of such Existing Revolving Credit Commitments, so continued (or such other amount as allocated to such Lender by the Amendment No. 11 Lead Arrangers);

WHEREAS, each Lender that executes and delivers a signature page to this Amendment as (x) an Additional Amendment No. 11 Refinancing Term Lender consents to this Amendment and agrees to make Amendment No. 11 Refinancing Term Loans (collectively, the “Additional Amendment No. 11 Refinancing Term Lenders”) to the Borrower on the Amendment No. 11 Effective Date in such amount (not in excess of its commitment) as determined by the Amendment No. 11 Lead Arrangers and notified to such Additional Amendment No. 11 Refinancing Term Lender and (y) an Additional Amendment No. 11 Refinancing Revolving Lender consents to this Amendment and agrees to make available Amendment No. 11 Refinancing Revolving Credit Commitments (collectively, the “Additional Amendment No. 11 Refinancing Revolving Lenders” and, together with the Additional Amendment No. 11 Refinancing Term Lenders, the “Additional Amendment No. 11 Refinancing Lenders”) to the Borrower on the Amendment No. 11 Effective Date in such amount (not in excess of its commitment) as determined by the Amendment No. 11 Lead Arrangers and notified to such Additional Amendment No. 11 Refinancing Revolving Lender;

WHEREAS, the Consenting Term Lenders and the Additional Amendment No. 11 Refinancing Term Lenders (collectively, the “New Term Lenders”) are severally willing to continue all (or such lesser amount as allocated to such Lender by the Amendment No. 11 Lead Arrangers and notified to such Lender) of their Existing Term Loans as Amendment No. 11 Refinancing Term Loans and/or to make Amendment No. 11 Refinancing Term Loans, as the case may be, subject to the terms and conditions set forth in this Amendment;

WHEREAS, the Consenting Revolving Credit Lenders and the Additional Amendment No. 11 Refinancing Revolving Lenders (collectively, the “New Revolving Lenders” and, together with the New Term Lenders, the “New Lenders”) are severally willing to continue all (or such other amount as allocated to such Lender by the Amendment No. 11 Lead Arrangers and notified to such Lender) of their Existing Revolving Credit Commitments as Amendment No. 11 Refinancing Revolving Credit Commitments and/or to make available Amendment No. 11 Refinancing Revolving Credit Commitments, as the case may be, subject to the terms and conditions set forth in this Amendment;

WHEREAS, the New Term Lenders are willing to provide Amendment No. 11 Refinancing Term Loans to the Borrower on the Amendment No. 11 Effective Date, and the New Term Lenders are willing to amend the Credit Agreement to extend the Maturity Date with respect to the Existing Term Loans on the terms and subject to the conditions set forth herein and in the Credit Agreement;

WHEREAS, the New Revolving Lenders are willing to make available Amendment No. 11 Refinancing Revolving Credit Commitments to the Borrower on the Amendment No. 11 Effective Date, and the New Revolving Lenders are willing to amend the Credit Agreement to reduce the Applicable Rate and extend the Maturity Date with respect to the Existing Revolving Credit Commitments on the terms and subject to the conditions set forth herein and in the Credit Agreement;

WHEREAS, pursuant to Section 10.01 of the Credit Agreement, the Borrower has requested certain amendments and modifications to the Credit Agreement to (i) remove Holdings and (ii) make certain other amendments as mutually agreed (the foregoing amendments in clauses (i) and (ii), the “Required Lender Amendments”);

WHEREAS, the Consenting Lenders and the New Lenders constitute the Required Lenders;

WHEREAS, it is hereby acknowledged that the Borrower and the Administrative Agent have determined, in their reasonable opinion and pursuant to their authority in Section 2.15 of the Credit Agreement, that the amendments to the Credit Agreement effected hereby (including, for the avoidance of doubt, the Required Lender Amendments) are necessary and appropriate to effectuate the incurrence of the Amendment No. 11 Refinancing Facilities and the transactions contemplated hereby;

WHEREAS, pursuant to Sections 2.15(b) and 11.02 of the Credit Agreement, the Administrative Agent, the New Lenders, the Required Lenders and the Borrower hereby agree to amend certain provisions of the Credit Agreement to effectuate the foregoing; and

WHEREAS, each of Jefferies Finance LLC, Goldman Sachs Bank USA, Barclays Bank PLC, BMO Capital Markets Corp., BofA Securities, Inc. (or any of its affiliates designated to act in such capacity), MUFG, Royal Bank of Canada and Société Générale (acting through such of its affiliates or branches as it deems appropriate) are acting as joint lead arrangers and joint bookrunners with respect to the Amendment No. 11 Refinancing Loans (collectively, the “Amendment No. 11 Lead Arrangers”).

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and subject to the conditions set forth herein, the parties hereto hereby agree as follows:

ARTICLE I

Amendment No. 11 Refinancing Term Loans

This Amendment is a Refinancing Amendment referred to in Section 2.15 of the Credit Agreement, and the Borrower, the Consenting Term Lenders, the Additional Amendment No. 11 Refinancing Term Lenders and the Administrative Agent hereby agree that:

A. Subject to the terms and conditions set forth herein,

1. each Consenting Term Lender agrees to continue all (or such lesser amount as allocated to such Lender by the Amendment No. 11 Lead Arrangers and notified to such Lender) of its Existing Term Loans as Amendment No. 11 Refinancing Term Loans on the Amendment No. 11 Effective Date in a principal amount equal to such Existing Term Loans (or such lesser amount as allocated to such Lender by the Amendment No. 11 Lead Arrangers and notified to such Lender), and

2. each Additional Amendment No. 11 Refinancing Term Lender agrees to make an Amendment No. 11 Refinancing Term Loan on such date to the Borrower in a principal amount equal to such Additional Amendment No. 11 Refinancing Term Lender’s Amendment No. 11 Refinancing Term Loan Commitment (as defined below).

B. Subject to the requirements of Section 10.07 of the Credit Agreement, a Person shall become a party to this Amendment and to the Credit Agreement as an Additional Amendment No. 11 Refinancing Term Lender as of the Amendment No. 11 Effective Date by executing and delivering to the Administrative Agent on or prior to the Amendment No. 11 Effective Date an Amendment No. 11 Consent in its capacity as an Additional Amendment No. 11 Refinancing Term Lender.

C. Each Additional Amendment No. 11 Refinancing Term Lender will make its Amendment No. 11 Refinancing Term Loan on the Amendment No. 11 Effective Date by making available to the Administrative Agent (for the account of the Borrower), in accordance with the Credit Agreement, an aggregate principal amount equal to the amount set forth opposite such Additional Amendment No. 11 Refinancing Term Lender’s name on Annex I hereto (the “Amendment No. 11 Refinancing Term Loan Commitments” and, together with the Amendment No. 11 Refinancing Revolving Credit Commitments, the “Amendment No. 11 Refinancing Commitments”). The commitments of the Additional Amendment No. 11 Refinancing Term Lenders and the continuation of undertakings of the Consenting Term Lenders are several, and no such Lender will be responsible for any other such Lender’s failure to make or acquire by continuation its Amendment No. 11 Refinancing Term Loan. The Amendment No. 11 Refinancing Term Loans may from time to time be Base Rate Loans or Term SOFR Loans, as determined by the Borrower and notified to the Administrative Agent in accordance with the Amended Credit Agreement.

D. Each Additional Amendment No. 11 Refinancing Term Lender and each Consenting Term Lender hereby agrees to waive the minimum aggregate principal amounts set forth in Section 2.15(c) of the Credit Agreement. The Consenting Term Lenders hereby agree to waive any breakage costs under Section 3.05 of the Credit Agreement incurred by any such Person.

E. The obligation of each Additional Amendment No. 11 Refinancing Term Lender and each Consenting Term Lender to make or acquire by continuation, as applicable, Amendment No. 11 Refinancing Term Loans on the Amendment No. 11 Effective Date is subject to the satisfaction or waiver of the conditions set forth in Article V of this Amendment.

F. On and after the Amendment No. 11 Effective Date, (i) each reference in the Loan Documents to “Term Loans” shall be deemed to include the Amendment No. 11 Refinancing Term Loans contemplated hereby, except as the context may otherwise require and (ii) each reference to “Lenders” shall be deemed to include the Additional Amendment No. 11 Refinancing Term Lenders. Notwithstanding the foregoing, the provisions of the Credit Agreement with respect to indemnification, reimbursement of costs and expenses, increased costs and break funding payments (other than to the extent waived pursuant to Section I(D) above) shall continue in full force and effect with respect to, and for the benefit of, each existing Term Lender in respect of such Lender’s Existing Term Loans.

G. The continuation of Continued Term Loans may be implemented pursuant to other procedures specified by the Amendment No. 11 Lead Arrangers (in consultation with the Borrower), including (i) by repayment of Continued Term Loans of a Consenting Term Lender from the proceeds of Amendment No. 11 Refinancing Term Loans followed by a subsequent assignment to such Consenting Term Lender of Amendment No. 11 Refinancing Term Loans in the same amount or (ii) by each Consenting Lender cashlessly rolling all (or such lesser amount as allocated to such Lender by the Amendment No. 11 Lead Arrangers and notified to such Lender) of its Existing Term Loans (or in the case of Jefferies Finance LLC as a Consenting Term Lender, all or a portion of its Existing Term Loans) as an Amendment No. 11 Refinancing Term Loan in a principal amount equal to such Existing Term Loans (or such lesser amount as allocated to such Lender by the Amendment No. 11 Lead Arrangers and notified to such Lender), and each Consenting Term Lender hereby agrees to execute such other documentation as may be required to evidence such Consenting Term Lender’s Amendment No. 11 Refinancing Term Loan Commitment.

H. Each Additional Amendment No. 11 Refinancing Term Lender hereby (i) confirms that a copy of the Credit Agreement, the Amended Credit Agreement and the other applicable Loan Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment and make an Amendment No. 11 Refinancing Term Loan, has been made available to such Additional Amendment No. 11 Refinancing Term Lender by the Administrative Agent, (ii) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender or Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement, the Amended Credit Agreement or the other applicable Loan Documents, including this Amendment, (iii) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement, the Amended Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent, as the case may be, by the terms thereof, together with such powers as are reasonably incidental thereto and (iv) acknowledges and agrees that, upon the Amendment No. 11 Effective Date, such Additional Amendment No. 11 Refinancing Term Lender shall be a “Lender”, under, and for all purposes of, the Amended Credit Agreement and the other Loan Documents, and shall be subject to and bound by the terms hereof and thereof, and shall perform all the obligations of and shall have all rights of a Lender thereunder.

I. Each Additional Amendment No. 11 Refinancing Term Lender hereby consents and authorizes the Administrative Agent to execute this Amendment on their behalf.

ARTICLE II

Amendment No. 11 Refinancing Revolving Credit Commitments

This Amendment is a Refinancing Amendment referred to in Section 2.15 of the Credit Agreement, and the Borrower, the Consenting Revolving Credit Lenders, the Additional Amendment No. 11 Refinancing Revolving Lenders and the Administrative Agent hereby agree that:

A. Subject to the terms and conditions set forth herein,

1. each Consenting Revolving Credit Lender agrees to continue all (or such other amount as allocated to such Lender by the Amendment No. 11 Lead Arrangers and notified to such Lender) of its Existing Revolving Credit Commitments as Amendment No. 11 Refinancing Revolving Credit Commitments on the Amendment No. 11 Effective Date in a principal amount equal to such Existing Revolving Credit Commitments (or such other amount as allocated to such Lender by the Amendment No. 11 Lead Arrangers and notified to such Lender), and

2. each Additional Amendment No. 11 Refinancing Revolving Lender agrees to make Amendment No. 11 Refinancing Revolving Credit Commitments available to the Borrower in a principal amount equal to such Additional Amendment No. 11 Refinancing Revolving Lender’s Amendment No. 11 Refinancing Revolving Credit Commitment.

B. Subject to the requirements of Section 10.07 of the Credit Agreement, a Person shall become a party to this Amendment and to the Credit Agreement as an Additional Amendment No. 11 Refinancing Revolving Lender as of the Amendment No. 11 Effective Date by executing and delivering to the Administrative Agent on or prior to the Amendment No. 11 Effective Date a signature page to this Amendment in its capacity as an Additional Amendment No. 11 Refinancing Revolving Lender.

C. Each Additional Amendment No. 11 Refinancing Revolving Lender will make available to the Administrative Agent (for the account of the Borrower), in accordance with the Credit Agreement, an Amendment No. 11 Refinancing Revolving Credit Commitment, in aggregate principal amount equal to the amount set forth opposite such Additional Amendment No. 11 Refinancing Revolving Lender’s name on Annex I hereto. The commitments of the Additional Amendment No. 11 Refinancing Revolving Lenders and the continuation of undertakings of the Consenting Revolving Credit Lenders are several, and no such Lender will be responsible for any other such Lender’s failure to make available or acquire by continuation its Amendment No. 11 Refinancing Revolving Credit Commitment. The Revolving Loans issued under the Amendment No. 11 Refinancing Revolving Credit Commitments (the “Amendment No. 11 Refinancing Revolving Loans”) may from time to time be Base Rate Loans or Term SOFR Loans, as determined by the Borrower and notified to the Administrative Agent in accordance with the Amended Credit Agreement.

D. Each Additional Amendment No. 11 Refinancing Revolving Lender and each Consenting Revolving Credit Lender hereby agrees to waive the minimum aggregate principal amounts set forth in Section 2.15(c) of the Credit Agreement.

E. The obligation of each Additional Amendment No. 11 Refinancing Revolving Lender and each Consenting Revolving Credit Lender to make available or acquire by continuation, as applicable, Amendment No. 11 Refinancing Revolving Credit Commitments on the Amendment No. 11 Effective Date is subject to the satisfaction or waiver of the conditions set forth in Article V of this Amendment.

F. On and after the Amendment No. 11 Effective Date, (i) each reference in the Loan Documents to “Revolving Credit Loans” shall be deemed to include the Amendment No. 11 Refinancing Revolving Loans contemplated hereby, except as the context may otherwise require, (ii) each reference to “Lenders” shall be deemed to include the Additional Amendment No. 11 Refinancing Revolving Lenders, (iii) each reference in the Loan Documents to “Revolving Credit Commitments” shall be deemed to include the Amendment No. 11 Refinancing Revolving Credit Commitments contemplated hereby, except as the context may otherwise require and (iv) each reference to “Revolving Credit Exposure” shall be based on the Amendment No. 11 Refinancing Revolving Loans and Amendment No. 11 Refinancing Revolving Credit Commitments and the Pro Rata Share of the New Revolving Lenders. Notwithstanding the foregoing, the provisions of the Credit Agreement with respect to indemnification, reimbursement of costs and expenses, increased costs and break funding payments (other than to the extent waived pursuant to Section II(D) above) shall continue in full force and effect with respect to, and for the benefit of, each existing Revolving Credit Lender in respect of such Lender’s Existing Revolving Credit Commitments.

G. Each Additional Amendment No. 11 Refinancing Revolving Lender hereby (i) confirms that a copy of the Credit Agreement, the Amended Credit Agreement and the other applicable Loan Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment and make available an Amendment No. 11 Refinancing Revolving Credit Commitment, has been made available to such Additional Amendment No. 11 Refinancing Revolving Lender by the Administrative Agent, (ii) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender or Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement, the Amended Credit Agreement or the other applicable Loan Documents, including this Amendment, (iii) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement, the Amended Credit Agreement and the other

Loan Documents as are delegated to the Administrative Agent, as the case may be, by the terms thereof, together with such powers as are reasonably incidental thereto and (iv) acknowledges and agrees that, upon the Amendment No. 11 Effective Date, such Additional Amendment No. 11 Refinancing Revolving Lender shall be a “Lender”, under, and for all purposes of, the Amended Credit Agreement and the other Loan Documents, and shall be subject to and bound by the terms hereof and thereof, and shall perform all the obligations of and shall have all rights of a Lender thereunder.

H. Each Additional Amendment No. 11 Refinancing Revolving Lender hereby consents and authorizes the Administrative Agent to execute this Amendment on their behalf.

I. On the Amendment No. 11 Effective Date, each Consenting Revolving Credit Lender will automatically and without further act be deemed to have assigned to each Additional Amendment No. 11 Refinancing Revolving Lender (other than a Consenting Revolving Credit Lender), and each Additional Amendment No. 11 Refinancing Revolving Lender (other than a Consenting Revolving Credit Lender) will automatically and without further act be deemed to have assumed a portion of such Consenting Revolving Credit Lender’s participations in outstanding Letters of Credit and Swing Line Obligations such that, after giving effect to each deemed assignment and assumption of participations, all participations in Letters of Credit and Swing Line Obligations of the Additional Amendment No. 11 Refinancing Revolving Lenders shall be held ratably on the basis of their respective Amendment No. 11 Refinancing Revolving Credit Commitments and.

J. Each of the parties hereto hereby agrees that the New Revolving Lenders shall be allocated their respective Pro Rata Share (after giving effect to this Amendment) of any outstanding L/C Obligations and Swing Line Loans outstanding prior to the Amendment No. 11 Effective Date and notwithstanding anything in the Credit Agreement to the contrary, any Revolving Credit Exposure after the Amendment No. 11 Effective Date shall be reallocated in accordance with the Pro Rata Share of New Revolving Lenders after giving effect to this Amendment. On the Amendment No. 11 Effective Date, all Letters of Credit outstanding under the Existing Revolving Credit Commitments shall constitute Letters of Credit under the Amendment No. 11 Refinancing Revolving Credit Commitments.

ARTICLE III

Credit Agreement Amendments

A. Pursuant to Sections 2.15 and 10.01 of Credit Agreement, and subject to satisfaction of the conditions precedent in Article V below, the Credit Agreement shall be, effective as of the Amendment No. 11 Effective Date, (i) amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the document attached as Exhibit B hereto and (ii) amended to replace the L/C Commitments schedule set forth in Schedule 1.01A thereof as set forth in Annex I hereto under the heading “L/C Commitments as of the Amendment No. 11 Effective Date”.

B. Except as specifically amended by this Amendment, the Amended Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

C. Each Additional Amendment No. 11 Refinancing Lender, New Lender and Consenting Lender hereby agrees to deem the Amendment No. 11 Refinancing Loans to be permitted to be incurred and after giving effect to this Amendment, incurred, as Credit Agreement Refinancing Indebtedness under Section 7.03(t) of the Credit Agreement and expressly waives for the purpose of incurrence of Amendment No. 11 Refinancing Loans the condition set forth in clause (ii) of the proviso to “Credit Agreement Refinancing Indebtedness”. For the avoidance of doubt, the incurrence of the Amendment No. 11 Refinancing Loans does not constitute a use of the Free and Clear Incremental Amount.

ARTICLE IV

Representations and Warranties

Each Loan Party represents and warrants, as of the Amendment No. 11 Effective Date, to the Administrative Agent and the New Lenders:

A. This Amendment has been duly executed and delivered by such Loan Party and constitutes the legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms, except to the extent that the enforceability thereof may be limited by Debtor Relief Laws and by general principles of equity.

B. The representations and warranties of each Loan Party set forth in Article 5 of the Credit Agreement or any other Loan Document (including, for the avoidance of doubt, this Amendment as a Loan Document) are true and correct in all material respects (except that any such representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” are true and correct in all respects as so qualified) on and as of the date such representation and warranty is made, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties were true and correct in all material respects as of such earlier date).

C. At the time of and immediately after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

ARTICLE V

Conditions to Effectiveness

This Amendment shall become effective on the date (the “Amendment No. 11 Effective Date”) on which each of the following conditions is satisfied:

A. the Administrative Agent shall have received a counterpart signature page of this Amendment, executed and delivered by (i) the Borrower, (ii) each other Loan Party, (iii) the Administrative Agent, (iv) the Additional Amendment No. 11 Refinancing Term Lenders and the Consenting Term Lenders (which, together with the Additional Amendment No. 11 Refinancing Term Lenders, shall constitute 100% of all Lenders holding Initial Term Loans), (v) the Additional Amendment No. 11 Refinancing Revolving Lenders and the Consenting Revolving Credit Lenders (which, together with the Additional Amendment No. 11 Refinancing Revolving Lenders, shall constitute 100% of all Lenders holding Revolving Credit Commitments), (vi) the Swing Line Lender and (vii) the Lenders constituting Required Lenders;

B. the Administrative Agent (or its counsel) shall have received a legal opinion from each of (i) Kirkland & Ellis LLP, New York counsel to the Loan Parties, and (ii) Polsinelli, Kentucky counsel to the Loan Parties;

C. the Administrative Agent (or its counsel) shall have received a solvency certificate from the chief financial officer, chief accounting officer or other officer with equivalent duties of the Borrower (after giving effect to the Amendment No. 11 Refinancing Facilities) substantially in the form attached as Exhibit E-2 to the Credit Agreement;

D. the Administrative Agent (or its counsel) shall have received such certificates of good standing (or certificates of compliance) (in each case to the extent such concept exists) from the applicable secretary of state (or other Governmental Authority) of the jurisdiction of incorporation or organization of each Loan Party, certificates of resolutions or other action (including board resolutions), incumbency certificates, certificates of incorporation and/or other certificates of a Responsible Officer of each Loan Party as the Administrative Agent may reasonably require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Amendment;

E. the Borrower shall have paid all fees and expenses due to the Amendment No. 11 Lead Arrangers and their respective Affiliates (including, if applicable, as a New Lender) required to be paid on the Amendment No. 11 Effective Date, and (in the case of expenses) invoiced at least three Business Days before the Amendment No. 11 Effective Date (except as otherwise reasonably agreed by the Borrower);

F. the Borrower shall have delivered to the Administrative Agent and the New Lenders a certificate of a Responsible Officer, dated the date of borrowing, in form and substance reasonably satisfactory to the Administrative Agent, certifying as of Amendment No. 11 Effective Date to the representations and warranties set forth in clauses B and C of Article IV above;

G. the Borrower shall have delivered to the Administrative Agent such notices of borrowing as required by Section 2.02 of the Credit Agreement;

H. the Borrower shall have paid to the Administrative Agent, for the ratable account of the Lenders holding Initial Term Loans or Revolving Credit Exposure (if any) immediately prior to the Amendment No. 11 Effective Date, all accrued and unpaid interest and fees to, but not including, the Amendment No. 11 Effective Date; and

I. The Administrative Agent and each New Revolving Lender shall have received, at least three Business Day prior to the Amendment No. 11 Effective Date to the extent reasonably requested in writing by such Person at least five Business Days prior to the Amendment No. 11 Effective Date, all documentation and other information about each Loan Party as shall have been so reasonably requested in writing by such Person as required by applicable and customary regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including, without limitation, the PATRIOT Act, and a beneficial ownership certification from the Borrowers in accordance with the requirements of 31 C.F.R. § 1010.230.

ARTICLE VI

Further Acknowledgments

The Borrower acknowledges and agrees that (A) (i) it shall be liable for all Obligations with respect to the Amendment No. 11 Refinancing Loans and Amendment No. 11 Refinancing Commitments, provided hereby including, without limitation, all Amendment No. 11 Refinancing Loans made pursuant hereto and (ii) all such Obligations (including in respect of all such Amendment No. 11 Refinancing Loans) shall be entitled to the benefits of the Collateral Documents and the Guaranty and (B) after giving effect to this Amendment, the Collateral Documents continue to be in full force and effect and affirms and confirms the pledge of and/or grant of security interest in its assets constituting Collateral to secure the Obligations, which continue in full force and effect.

Each Guarantor acknowledges and agrees to each of the provisions of this Amendment and to the incurrence of the Amendment No. 11 Refinancing Loans to be made pursuant hereto and the Amendment No. 11 Refinancing Commitments established hereby. Each Guarantor acknowledges and agrees that (A) all Obligations with respect to the Amendment No. 11 Refinancing Commitments and Amendment No. 11 Refinancing Loans made pursuant hereto shall (i) be fully guaranteed pursuant to the Guaranty as, and to the extent, provided herein and in the Amended Credit Agreement and (ii) be entitled to the benefits of the Loan Documents as, and to the extent, provided herein and in the Amended Credit Agreement and (B) after giving effect to this Amendment, the Guaranty and the Collateral Documents continue to be in full force and effect and affirms and confirms its guarantee of the Obligations and the pledge of and/or grant of security interest in its assets constituting Collateral to secure the Obligations, which continue in full force and effect.

Each of the Borrower and each Guarantor acknowledges and agrees that (i) from and after the date hereof, all Amendment No. 11 Refinancing Loans and all obligations in respect thereof and in respect of the Amendment No. 11 Refinancing Commitments shall be deemed to be “Obligations” under the Amended Credit Agreement and each other Loan Document to which it is a party and (ii) each New Lender (and any assignee thereof) is a “Lender” and a “Secured Party” for all purposes under the Loan Documents to which such Loan Party is a party.

ARTICLE VII

Miscellaneous

A. Credit Agreement. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, the Borrower or any other Loan Party under the Amended Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Amended Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect after giving effect to this Amendment. After the Amendment No. 11 Effective Date, any reference to the Credit Agreement shall mean the Credit Agreement as modified hereby. This Amendment shall constitute a “Loan Document” for all purposes of the Amended Credit Agreement and the other Loan Documents.

B. No Novation. This Amendment shall not extinguish the Obligations for the payment of money outstanding under the Credit Agreement or discharge or release the lien or priority of any Loan Document or any other security therefor or any guarantee thereof and the liens and security interests existing immediately prior to the Amendment No. 11 Effective Date in favor of the Collateral Agent for the benefit of the Secured Parties securing payment of the Obligations are in all respects continuing and in full force and effect with respect to all Obligations. Except as expressly provided, nothing herein contained shall be construed as a substitution or novation, or a payment and reborrowing, or a termination, of the Obligations outstanding under the Credit Agreement or instruments guaranteeing or securing the same, which shall remain in full force and effect, except as modified hereby or by instruments executed concurrently herewith. Nothing expressed or implied in this Amendment or any other document contemplated hereby shall be construed as a release or other discharge of any Loan Party under the Credit Agreement or any Loan Document from any of its obligations and liabilities thereunder, and except as expressly provided, such obligations are in all respects continuing with only the terms being modified as provided in this Amendment.

C. Successors and Assigns. This Amendment shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of the parties hereto and the successors and assigns of each New Term Lender (it being understood that rights of assignment of the parties hereto are subject to the further provisions of Section 10.07 of the Amended Credit Agreement).

D. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. The provisions of Sections 10.15(b) and 10.16 of the Credit Agreement are incorporated herein and apply to this Amendment mutatis mutandis.

E. Counterparts. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with the Borrower and the Administrative Agent. This Amendment and the transactions contemplated hereby shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

F. Headings. The headings of the several sections and subsections of this Amendment are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Amendment.

G. Severability. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions, the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.

LEGENCE HOLDINGS LLC, as the Borrower

By:	/s/ Stephen Butz
Name: Stephen Butz
Title: Chief Financial Officer

[Signature Page – Amendment No. 11]

GUARANTORS:

A.O. REED & CO., LLC

AMA COMMISSIONING + BUILDING SYSTEMS, LLC

AMA CONSULTING ENGINEERS HOLDINGS LLC

AMA DESIGN BUILD LLC

AMA DESIGN-BUILD, LLC

AMA MANAGEMENT SERVICES LLC

BEL-AIRE MECHANICAL, LLC

BLACK BEAR ENERGY, INC.

BUILDING SYSTEMS HOLDINGS, LLC

CMTA, INC.

CMTA FACILITY SOLUTIONS LLC

G-1 THERMA BLOCKER, LLC

GILBERT MECHANICAL CONTRACTORS, LLC

LEGENCE SUBSIDIARY HOLDINGS, LLC

LEGENCE THERMA LLC

LORD GREEN REAL ESTATE STRATEGIES, LLC

OCI ASSOCIATES, LLC

P2S LP

RE TECH ADVISORS, LLC

SAN JOSE BOILER WORKS, INC.

SHADPOUR CONSULTING ENGINEERS, LP

SKYLINE ENGINEERING, L.L.C.

TECHNICAL SYSTEMS SOLUTIONS & MEASUREMENT, LLC

THERMA INTERMEDIATE LLC

THERMA LLC

TM TECHNOLOGY PARTNERS, LLC

VARCOMAC LLC

YEAROUT LLC

YEAROUT MECHANICAL, LLC

YEAROUT SERVICE, LLC

By:	/s/ Stephen Butz
Name:	Stephen Butz
Title:	Chief Financial Officer

[Signature Page – Amendment No. 11]

JEFFERIES FINANCE LLC, as Administrative Agent and an L/C Issuer and the Swing Line Lender

By:	/s/ Peter Cucchiara
Name: Peter Cucchiara
Title: Managing Director

JEFFERIES FINANCE LLC, as the Additional Amendment No. 11 Refinancing Term Lender and an Additional Amendment No. 11 Refinancing Revolving Lender

By:	/s/ Peter Cucchiara
Name: Peter Cucchiara
Title: Managing Director

[Signature Page – Amendment No. 11]

GOLDMAN SACHS BANK USA, as an Additional Amendment No. 11 Refinancing Revolving Lender and an L/C Issuer

By:	/s/ Thomas Manning
Authorized Signatory: Thomas Manning

[Signature Page – Amendment No. 11]

BANK OF AMERICA, N.A., as an Additional Amendment No. 11 Refinancing Revolving Lender and an L/C Issuer

By:	/s/ Geoff Blair
Name: Geoff Blair
Title: Director

[Signature Page – Amendment No. 11]

BANK OF MONTREAL, as an Additional Amendment No. 11 Refinancing Revolving Lender and an L/C Issuer

By:	/s/ Dmitry Lepenkov
Name: Dmitry Lepenkov
Title: Director

[Signature Page – Amendment No. 11]

BARCLAYS BANK PLC, as an Additional Amendment No. 11 Refinancing Revolving Lender and an L/C Issuer

By:	/s/ Craig J. Malloy
Name: Craig J. Malloy
Title: Director

[Signature Page – Amendment No. 11]

MUFG BANK, LTD., as an Additional Amendment No. 11 Refinancing Revolving Lender and an L/C Issuer

By:	/s/ Richard Zhang
Name: Richard Zhang
Title: Vice President

[Signature Page – Amendment No. 11]

ROYAL BANK OF CANADA, as an Additional Amendment No. 11 Refinancing Revolving Lender and an L/C Issuer

By:	/s/ Sayab Ayub
Name: Sayab Ayub
Title: Authorized Signatory

[Signature Page – Amendment No. 11]

SOCIÉTÉ GÉNÉRALE, as an Additional Amendment No. 11 Refinancing Revolving Lender and an L/C Issuer

By:	/s/ Pranav Chandra
Name: Pranav Chandra
Title: Managing Director

[Signature Page – Amendment No. 11]

[Consenting Lender Pages on File with the Administrative Agent]

[Signature Page – Amendment No. 11]